SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                    _________________________________

                                 FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):
                             February 2, 1999

                         BANKAMERICA CORPORATION
          (Exact name of registrant as specified in its charter)

                                 Delaware
                       (State of Incorporation)

                                 1-6523
                        (Commission File Number)

                               56-0906609
                   (IRS Employer Identification No.)

                         100 North Tryon Street
                       Charlotte, North Carolina
                (Address of principal executive offices)

                                  28255
                               (Zip Code)

                             (704) 386-5000
          (Registrant's telephone number, including area code)



 ITEM 5.  OTHER EVENTS.

    By action dated February 2, 1999, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of $1,500,000,000 of the Registrant's 5 7/8% Senior Notes, due 2009 (the "Notes"), to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibit 99.1 hereto.

    On February 2, 1999, the Registrant entered into an underwriting agreement with the various Underwriters (the
"Underwriting Agreement") for the Notes. The terms of the offering and the Notes are described in the Registrant's
Prospectus dated May 21, 1998 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated February 2, 1999 for the Notes. The Underwriting Agreement is included as Exhibit
1.1 hereto.

    The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-51367, as amended ("Registration No. 333-51367"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Registration No. 333-51367 registered up to $10,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock (collectively, "Securities").



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits.

           The following exhibits are filed herewith:

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1        Underwriting Agreement dated February 2, 1999
                   with respect to the offering of the 5 7/8%
                   Senior Notes

        4.1        Form of 5 7/8% Senior Note

        5.1        Form of Opinion of Smith Helms Mulliss &
                   Moore, L.L.P. regarding legality of the 5 7/8%
                   Senior Notes

      99.1         Resolutions dated February 2, 1999 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 5 7/8% Senior Notes

       99.2 News Release disseminated on February 3, 1999 regarding the sale of the 5 7/8% Senior Notes





                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                             BANKAMERICA CORPORATION


                             By: /s/ CHARLES M. BERGER
                                     CHARLES M. BERGER
                                     Associate General Counsel

Dated: February 8, 1999






                         EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

         1.1       Underwriting Agreement dated February 2, 1999
                   with respect to the offering of the 5 7/8%
                   Senior Note

         4.1       Form of 5 7/8% Senior Note

         5.1       Form of Opinion of Smith Helms Mulliss &
                   Moore, L.L.P. regarding legality of the
                   5 7/8% Senior Note

         99.1      Resolutions dated February 2, 1999 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 5 7/8% Senior Notes

         99.2 News Release disseminated on February 3, 1999 regarding the sale of the 5 7/8% Senior Notes